SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 January 7, 2002


                      KANSAS CITY SOUTHERN INDUSTRIES, INC.
                      -------------------------------------
               (Exact name of company as specified in its charter)


                           DELAWARE 1-4717 44-0663509
            --------------------- ------------- -------------------
          (State or other jurisdiction (Commission file (IRS Employer of incorporation) number) Identification Number)


                114 West 11th Street, Kansas City, Missouri 64105
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                Company's telephone number, including area code:

                                (816) 983 - 1303

                                 Not Applicable

          (Former name or former address if changed since last report)

Item 7.     Financial Statements and Exhibits

(c)         Exhibits

            Exhibit No.                         Document

            (99)                                Additional Exhibits

            99.1 Press Release issued by Kansas City Southern Industries, Inc. dated January 7, 2002 entitled, "KCSI to Release Fourth Quarter and Year End 2001 Earnings" is attached hereto as Exhibit 99.1


Item 9.     Regulation FD Disclosure

Kansas City Southern Industries,  Inc. ("KCSI" or "Company") is furnishing under
Item 9 of this Current  Report on Form 8-K the  information  included as Exhibit
99.1 to this report. Exhibit 99.1 is the KCSI news release, dated January 7, 2002, announcing the date, time and other relevant information regarding the Company's fourth quarter and year end meeting and conference call of its financial results for the three months and year ended December 31, 2001.

The information included in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Kansas City Southern Industries, Inc.


Date: January 9, 2002                       By: /s/  Louis G. Van Horn
                                               ----------------------------
                                                     Louis G. Van Horn
                                              Vice President and Comptroller
                                              (Principal Accounting Officer)

EXHIBIT 99.1
                                                          Date: January 7, 2002


Kansas City Southern              Media Contact:  William Galligan 816/983-1551
Industries, Inc.                  e-mail:         william.h.galligan@kcsr.com
114 West 11th Street
Kansas City, MO  64105

NYSE Symbol: KSU

KCSI to Release Fourth Quarter and Year End 2001 Earnings

Kansas City Southern Industries (KCSI) today announced that it will report earnings for Fourth Quarter and Year 2001 on January 31, 2002, before the opening of trading on The New York Stock Exchange. KCSI will also hold an Earnings Presentation at the Morgan Chase Building, located at 270 Park Avenue, 11th Floor, Conference Room C, at 1:00 EST on January 31, 2002. Shareholders and other interested parties who are not able to attend in person are invited to listen to the presentation via the telephone. To listen, call 800/289-0436, code #579143, at least ten minutes prior to the start of the presentation. The accompanying slides to the presentation can be accessed on the KCSI website (www.kcsi.com) on the morning of January 31, 2002. Additionally, a replay of the presentation will be available by calling 888/203-1112, code #579143. The replay will be available for one week.